UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2019

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The NASDAQ Capital Market
Warrants to purchase Common Stock	APDNW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 15, 2019, Applied DNA Sciences, Inc. (the “Company”) closed its previously announced underwritten public offering (the “Offering”) in which, pursuant to the Underwriting Agreement dated November 13, 2019 by and between the Company and Maxim Group LLC (“Maxim”), as representative of the underwriters listed in Schedule I thereto (the “Underwriters”), the Company issued and sold 2,285,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and 2,285,000 accompanying warrants each with the right to purchase one share of Common Stock at an exercise price of $5.25 per share (the “Common Warrants”). The shares of Common Stock and accompanying Common Warrants were sold at a combined offering price of $5.25 before underwriting discounts. The Common Stock and the Common Warrants are collectively referred to herein as the “Securities.”

The Securities were offered and sold to the public pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-233830), as amended, which was declared effective by the U.S. Securities and Exchange Commission on November 13, 2019, as well as the Company’s subsequent Registration Statement on Form S-1 (File No. 333-234664) pursuant to Rule 462(b) of the Securities Act, which became effective on November 13, 2019. As a result of this Offering, as of November 15, 2019 the Company’s stockholders’ equity exceeds $2.5 million.

As previously announced, the Company granted Maxim an option to purchase an additional 342,750 shares of Common Stock and/or additional Common Warrants to purchase 342,750 shares of Common Stock (the “Option Warrants”) at the public offering price, less discounts and commissions, to cover any over-allotments made by the Underwriters in the sale and distribution of the Securities. The option to purchase additional shares of Common Stock and/or Option Warrants has not yet been exercised and may be exercised from time to time within 45 days after November 13, 2019.

On November 15, 2019, the Company issued a press release announcing the closing of the Offering. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

 The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

The Common Warrants were issued pursuant to a warrant agreement dated November 15, 2019 (the “Warrant Agreement”) between Applied DNA Sciences, Inc. and American Stock Transfer & Trust Company, LLC (“AST”), pursuant to which AST serves as the Company’s warrant agent for the Offering. The Warrant Agreement and the form of common warrant certificate are attached herewith as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Warrant Agreement, dated November 15, 2019, between Applied DNA Sciences, Inc. and American Stock Transfer & Trust Company, LLC.
4.2	Form of common warrant certificate (included in the form of warrant agreement filed as Exhibit 4.1 of this Current Report on Form 8-K).
99.1	Press Release of Applied DNA Sciences, Inc. dated November 15, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2019	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer